EXHIBIT 99.3

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
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                                    Trust Amount     Total Pari
                                Beginning Balances  Passu A-Note  Total Pari                          Controlling      Initial
    Deal             Loan              ($MM)         Debt ($MM)  Passu Notes   Other Transactions     Transaction  Special Servicer
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
GCCFC 04-GG1        17.86%          467,142,708
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2,614,955,095  111 Eighth           149,500,000      450,000,000      3      2 TBD GG2 / ? ($80 MM    GCCFC 04-GG1     Lennar (CW
                                                                             owned by RBSGC and                        Directed)
                                                                             $220.5 MM owned by MS)

               Wells Fargo Tower     86,437,500      250,000,000      4      GCCFC 03-C2 ($38.8 MM);  GCCFC 04-GG1     Lennar
                                                                             GMAC 03-C3 ($65 MM);
                                                                             MSCI 04-HQ3 ($59.75 MM)

               237 Park Avenue       67,333,333      298,000,000      4      GCCFC 03-C2 ($119.3 MM); GCCFC 03-C2      Lennar
                                                                             GSMS 04-C1 ($44 MM); 1                    (Currently)
                                                                             TBD/ GG2?  ($67.3 MM)

               1801 K Street         12,371,875      129,487,500      2      GCCFC 03-C2 ($117.2 MM)  GCCFC 03-C2      Lennar

               Water Tower Place     56,500,000      188,000,000      6      A-1 and A2 in GMAC       GMAC 03-C3       Lennar
                                                                             03-C3 ($75 MM total);
                                                                             A3 and A4 in GSMS 04-C1
                                                                             ($56.5 MM total);

               DDR Portfolio         50,000,000      150,000,000      3      GMAC 03-C2 ($50 MM);     GMAC 03-C2       GMAC
                                                                             GSMS 04-C1 ($50 MM)

               5 Houston Center      45,000,000       90,000,000      2      GMAC 03-C3 ($45 MM)      GMAC 03-C3       Lennar
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Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.